                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         Nuveen Insured California Premium Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

            NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
         NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
                NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                               NOVEMBER 16, 1995

                                                             September 29, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc. and Nuveen Insured California Premium Income Municipal Fund 2, Inc., each a Minnesota corporation, and Nuveen California Premium Income Municipal Fund, a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 16, 1995, at 10:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MONEY MARKET CUMULATIVE PREFERRED OR MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

    To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

  Shareholders of record of each Fund at the close of business on September 18, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

            NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
         NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
                NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND

                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                             September 29, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen California Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen California Municipal Market Opportunity Fund, Inc. ("Market Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen California Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen California Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured Premium"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured Premium 2") and Nuveen California Premium Income Municipal Fund ("Premium Income") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 16, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $20,000. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS AUGUST 31, 1994 ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787. THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1995 IS EXPECTED TO BE AVAILABLE ON OR BEFORE OCTOBER 30, 1995.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of Money Market Cumulative Preferred, in the case of Performance Plus and Market Opportunity, or Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)") in the case of the other Funds (for convenience, shares of Performance Plus and Market Opportunity's Money Market Cumulative Preferred shall also be referred to in this Joint Proxy Statement as shares of MuniPreferred), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

  The following table indicates which shareholders are solicited with respect to each matter:

                                                    COMMON
                    MATTER                          SHARES             MUNIPREFERRED
------------------------------------------------------------------------------------
  Election of Board Members by all Share-
    holders
  (Ms. Impellizzeri and Messrs. Franke,
    Brown and Sawers nominated)                      X                       X
------------------------------------------------------------------------------------
  Election of Board Members by MuniPreferred
    only (Mrs. Rosenheim and Mr.
    Schwertfeger nominated)                                                  X
------------------------------------------------------------------------------------
  Ratify Selection of Auditors                       X                       X


  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than Premium Income, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Premium Income, abstentions and broker non-votes will have no effect on the election of Board Members (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of September 18, 1995, there were issued and outstanding: 12,415,179 Common Shares and 1,800 shares of each series of MuniPreferred, Series T and F of Performance Plus; 7,871,130 Common Shares and 2,200 shares of MuniPreferred, Series W of Market Opportunity; 13,037,646 Common Shares and 3,600 shares of MuniPreferred, Series M of Investment Quality; 22,322,236 Common Shares and 2,400 shares of MuniPreferred, Series T and 3,600 shares of MuniPreferred, Series TH of Select Quality; 21,330,140 Common Shares and 3,000 shares of each series of MuniPreferred, Series W and F of Quality Income; 6,405,350 Common Shares and 1,800 shares of MuniPreferred, Series T of Insured Premium; 12,577,707 Common Shares and 1,900 shares of each series of MuniPreferred, Series T and TH of Insured Premium 2; and 5,735,977 Common Shares and 1,720 shares of MuniPreferred, Series M of Premium Income. Those persons who were shareholders of record at the close of business on September 18, 1995 will be entitled to one vote for each share held.

  This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 29, 1995.

                   1. ELECTION OF BOARD MEMBERS OF EACH FUND

  At each Fund's Annual Meeting, six (6) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of common shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund (except Premium Income) will be required to elect the Board Members of that Fund. For Premium Income, the affirmative vote of a plurality of the shares present and entitled to vote at that Fund's Annual Meeting will be required to elect the Board Members of that Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

  Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds (excluding money market funds) that each nominee beneficially owned as of September 1, 1995. All of the nominees were last elected to each Board at the 1994 annual meeting of shareholders.

  The Board Members mourn the recent passing of John E. O'Toole, a Board Member since each Fund's organization. There is currently a vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy.

                                    TABLE I
                      NOMINEES FOR EACH FUND TO BE ELECTED
                              BY ALL SHAREHOLDERS

                                                           FULL COMMON SHARES
                                                           BENEFICIALLY OWNED
                                                            SEPTEMBER 1, 1995
                                                           ---------------------
    NAME, AGE AND PRINCIPAL        YEAR FIRST ELECTED                    ALL
 OCCUPATIONS OF NOMINEES AS OF    OR APPOINTED A BOARD        THE      NUVEEN
      SEPTEMBER 1, 1995(1)               MEMBER            FUNDS(2)   FUNDS(3)
 -----------------------------    --------------------     --------   ----------
 *Richard J. Franke(64)         1989--Performance Plus             0     20,719
   Chairman of the Board and    1990--Market
   Board Member of the Funds,   Opportunity,
   The John Nuveen Company      Investment Quality
   (since March 1992), John     1991--Select Quality,
   Nuveen & Co. In-             Quality Income
   corporated, Nuveen Advisory  1992--Insured Premium
   Corp. and Nuveen             1993--Insured Premium 2,
   Institutional Advisory       Premium Income
   Corp. (since April 1990);
   Certified Financial
   Planner.
  Lawrence H. Brown(61)         1993--All Funds                    0        3,487
   Board Member of the Funds;
   retired in August 1989 as
   Senior Vice President of
   The Northern Trust Company.

                                                           FULL COMMON  SHARES
                                                           BENEFICIALLY OWNED
                                                            SEPTEMBER 1, 1995
                                                           ----------------------
    NAME, AGE AND PRINCIPAL        YEAR FIRST ELECTED                     ALL
 OCCUPATIONS OF NOMINEES AS OF    OR APPOINTED A BOARD        THE       NUVEEN
      SEPTEMBER 1, 1995(1)               MEMBER            FUNDS(2)    FUNDS(3)
 -----------------------------    --------------------     --------    ----------
  Anne E. Impellizzeri(62)      1994--All Funds                     0        2,000
   Board Member of the Funds;
   President and Chief
   Executive Officer of
   Blanton-Peale, Institutes
   of Religion and Health
   (since December 1990);
   prior thereto, Vice
   President of New York City
   Partnership (from 1988 to
   1990)
   and Vice President of
   Metropolitan Life Insurance
   Company (from
   1980 to 1988).
  Peter R. Sawers(62)           1991--Performance Plus              0        7,972
   Board Member of the Funds;   Market Opportunity,
   Adjunct Professor of         Investment Quality,
   Business and Economics,      Select Quality,
   University of Dubuque, Iowa  Quality Income
   (since January 1991);        1992--Insured Premium
   Adjunct Professor, Lake      1993--Insured Premium 2,
   Forest Graduate School of    Premium Income
   Management, Lake Forest,
   Illinois (since January
   1992); prior thereto,
   Executive Director, Towers
   Perrin Australia
   (management consultant);
   Chartered Financial
   Analyst; Certified
   Management Consultant.

                                    TABLE II
                      NOMINEES FOR EACH FUND TO BE ELECTED
                          BY HOLDERS OF MUNIPREFERRED

                                                          FULL COMMON SHARES
                                                          BENEFICIALLY OWNED
                                                           SEPTEMBER 1, 1995
    NAME, AGE AND PRINCIPAL         YEAR FIRST ELECTED    -------------------
 OCCUPATIONS OF NOMINEES AS OF     OR APPOINTED A BOARD     THE    ALL NUVEEN
     SEPTEMBER 1, 1995(1)                 MEMBER          FUNDS(2)  FUNDS(3)
 -----------------------------     --------------------   -------- ----------
 Margaret K. Rosenheim(69)       1989--Performance Plus       0       5,115
   Board Member of the Funds;    1990--Market Opportunity
   Helen Ross Professor of       Investment Quality
   Social Welfare Policy,        1991--Select Quality,
   School of Social Service      Quality Income
   Administration, University    1992--Insured Premium
   of Chicago.                   1993--Insured Premium 2
                                 Premium Income
 *Timothy R. Schwertfeger(46)    1994--All Funds              0      90,622
   President and Board Member
   of the Funds (since July
   1994); Executive Vice
   President and Director of
   The John Nuveen Company
   (since March 1992) and John
   Nuveen & Co. Incorporated;
   Director of Nuveen Advisory
   Corp. (since October 1992)
   and Nuveen Institutional
   Advisory Corp. (since
   October 1992).

-----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

  (1) The Board Members are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.

  (2) No nominee beneficially owned on September 1, 1995, any common shares or MuniPreferred of the Funds.

  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINATED BOARD MEMBERS.

  The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

  The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended August 31, 1995 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1994, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

NAME OF BOARD MEMBER       AGGREGATE COMPENSATION FROM THE FUNDS
--------------------     ------------------------------------------
                         PERFORMANCE   MARKET    INVESTMENT SELECT
                            PLUS     OPPORTUNITY  QUALITY   QUALITY
                         ----------- ----------- ---------- -------
Lawrence H. Brown           $526         393        536       784
Anne E. Impellizzeri(1)      526         393        536       784
Margaret K. Rosenheim        558         414        569       839
Peter R. Sawers              526         393        536       784

                                                              TOTAL
                                                           COMPENSATION
                                                           NUVEEN FUNDS
                                                           ACCRUED FOR
                              AGGREGATE COMPENSATION          BOARD
NAME OF BOARD MEMBER              FROM THE FUNDS            MEMBERS(2)
--------------------     --------------------------------- ------------
                         QUALITY INSURED  INSURED  PREMIUM
                         INCOME  PREMIUM PREMIUM 2 INCOME
                         ------- ------- --------- -------
Lawrence H. Brown          759     338      491      311      56,500
Anne E. Impellizzeri(1)    759     338      491      311      48,750
Margaret K. Rosenheim      812     353      520      408      64,404(3)
Peter R. Sawers            759     338      491      311      56,000

-----------
  (1) Anne E. Impellizzeri was appointed a Board Member in April 1994.

  (2) Includes compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.

  (3) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The respective executive committees of Performance Plus, Market Opportunity, Investment Quality, Insured Premium and Insured Premium 2 held twelve meetings during the fiscal year ended August 31, 1995. The respective executive committees of Select Quality, Quality Income and Premium Income held thirteen meetings during the fiscal year ended August 31, 1995.

  Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne
E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The respective audit committees of the Funds held one meeting during the fiscal year ended August 31, 1995.

  Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The respective nominating committees of the Funds held no meetings during the fiscal year ended August 31, 1995. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

  Each Fund's Board held five meetings during the fiscal year ended August 31, 1995. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings that he was scheduled to attend was less than 75%.

  Each Fund has the same executive officers. The following table sets forth information as of September 15, 1995 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the regularly scheduled meeting of the Board of each Fund following the annual meeting of shareholders.

                               POSITIONS AND
          NAME           AGE OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
          ----           --- ------------------      ---------------------
 Kathleen M. Flanagan     48 Vice President     Vice President of John Nuveen &
                             (since 1994)         Co. Incorporated.
 J. Thomas Futrell        40 Vice President     Vice President of Nuveen
                             (since 1991)         Advisory Corp. (since
                                                  February 1991); prior
                                                  thereto, Assistant Vice
                                                  President of Nuveen Advisory
                                                  Corp. (from August 1988 to
                                                  February 1991); Chartered
                                                  Financial Analyst.
 Steven J. Krupa          38 Vice President     Vice President of Nuveen
                             (since 1990)         Advisory Corp. (since October
                                                  1990); prior thereto, Vice
                                                  President of John Nuveen &
                                                  Co. Incorporated (from
                                                  January 1989 to October
                                                  1990).
 Anna R. Kucinskis        49 Vice President     Vice President of John Nuveen &
                             (since 1991)         Co. Incorporated.
 Larry W. Martin          44 Vice President     Vice President (since September
                             (since 1993) &       1993), Assistant Secretary
                             Assistant Secre-     and Assistant General Counsel
                             tary (since 1989)    of John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  (since May 1993) and
                                                  Assistant Secretary of Nuveen
                                                  Advisory Corp.; Vice
                                                  President (since May 1993)
                                                  and Assistant Secretary
                                                  (since January 1992) of
                                                  Nuveen Institutional Advisory
                                                  Corp.; Assistant Secretary
                                                  (since February 1993) of The
                                                  John Nuveen Company; Director
                                                  of Nuveen, Duff & Phelps
                                                  Investment Advisors (since
                                                  January 1995).
 O. Walter Renfftlen      56 Vice President     Vice President and Controller
                             & Controller         of The John Nuveen Company
                             (since 1989)         (since March 1992), John
                                                  Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp.
 Thomas C. Spalding, Jr.  44 Vice President     Vice President of Nuveen
                             (since 1989)         Advisory Corp. (since
                                                  February 1982) and Nuveen
                                                  Institutional Advisory Corp.;
                                                  Chartered Financial Analyst.

                            POSITIONS AND
         NAME         AGE OFFICES WITH FUNDS        PRINCIPAL OCCUPATIONS
         ----         --- ------------------        ---------------------
 H. William Stabenow   61 Vice President     Vice President and Treasurer of
                          & Treasurer          The John Nuveen Company (since
                          (since 1989)         March 1992), John Nuveen & Co.
                                               Incorporated, Nuveen Advisory
                                               Corp. and Nuveen Institutional
                                               Advisory Corp. (since January
                                               1992).
 George P. Thermos     63 Vice President     Vice President of John Nuveen &
                          (since 1989)         Co. Incorporated.
 James J. Wesolowski   45 Vice President     Vice President, General Counsel
                          & Secretary          and Secretary of The John Nuveen
                          (since 1989)         Company (since March 1992), John
                                               Nuveen & Co. Incorporated,
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.
 Gifford R. Zimmerman  39 Vice President     Vice President (since September
                          (since 1993) &       1992), Assistant Secretary and
                          Assistant Secre-     Assistant General Counsel of
                          tary (since 1989)    John Nuveen & Co. Incorporated;
                                               Vice President (since May 1993)
                                               and Assistant Secretary of
                                               Nuveen Advisory Corp.; Vice
                                               President (since May 1993) and
                                               Assistant Secretary (since
                                               January 1992) of Nuveen
                                               Institutional Advisory Corp.

  On September 1, 1995, Board Members and executive officers of the Funds as a group beneficially owned 204,624 common shares of all funds managed by the Adviser (excluding money market funds) and as a group did not beneficially own any common shares of any Fund, but did own four shares of MuniPreferred of Performance Plus. As of September 1, 1995, no person is known to the Funds to have owned beneficially more than five percent of the common shares or MuniPreferred of any Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended August 31, 1995, all
Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending August 31, 1996. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and MuniPreferred.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1996, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 1, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

  Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary



                                                                         NCP1195

                                                                   PROXY BALLOT

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured California Premium Income Municipal Fund, Inc. to be held on November 16, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
 NOMINEES: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri,
 Peter R. Sawers.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                         NPC1195

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]

-------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS: (SEE REVERSE FOR NOMINEES)
    [_] FOR all nominees
    [_] WITHHOLD authority to vote for all nominees
    [_] WITHHOLD authority to vote for nominees indicated below:

 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

---------------------------------

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 1996.

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    FOR [_]    AGAINST [_]    ABSTAIN [_]

-------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

 Please be sure to sign and date this Proxy.

------------------------------------------------------------

 Shareholder sign here ______________________ Date _________

 Co-owner sign here _________________________ Date _________

------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NCP1195                                      NPC1195

                                                                   PROXY BALLOT

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES T
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series T, of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured California Premium Income Municipal Fund, Inc. to be held on November 16, 1995, or any adjournment or adjournments thereof:

1. Election of Directors:
 NOMINEES--BY ALL SHAREHOLDERS: Lawrence H. Brown, Richard J. Franke, Anne E.
        Impellizzeri, Peter R. Sawers.
 NOMINEES--BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
        ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                        NPC1195P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]

-------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS: (SEE REVERSE FOR NOMINEES)
    [_] FOR all nominees
    [_] WITHHOLD authority to vote for all nominees
    [_] WITHHOLD authority to vote for nominees indicated below:

 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

---------------------------------

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 1996.

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    FOR [_]    AGAINST [_]    ABSTAIN [_]

-------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

 Please be sure to sign and date this Proxy.

------------------------------------------------------------

 Shareholder sign here ______________________ Date _________

 Co-owner sign here _________________________ Date _________

------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NCP1195                                     NPC1195P